UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2019

SUNWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36868	01-0592299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 Winding Creek Road, Suite 100 Roseville CA	95678
(Address of Principal Executive Offices)	(Zip Code)

(916) 409-6900

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001	SUNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders

Our 2019 Annual Meeting of Stockholders was held on August 7, 2019 (the “Annual Meeting”). As of June 21, 2019, the record date for the Annual Meeting (the “Record Date”), we had outstanding 27,746,759 shares of common stock. At the Annual Meeting, 22,140,642 shares of common stock were present in person or represented by proxy. Each share of common stock outstanding on the Record Date was entitled to one vote on each proposal presented at the Annual Meeting.

Following is a brief description of, and the final results of the voting on, each of the proposals voted upon at the Annual Meeting. The proposals are described in more detail in our Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on June 24, 2019.

Proposal 1 – Election of Directors

The first proposal voted upon at the Annual Meeting was the election of five directors to serve until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death.

At the Annual Meeting, the directors were elected by the following votes:

Name of Director	For	Withheld	Broker Non-Votes
Charles Cargile	9,638,084	372,642	12,129,916
Rhone Resch	8,475,841	1,534,885	12,129,916
Joshua E. Schechter	6,869,855	3,140,871	12,129,916
Stanley Speer	9,381,470	629,256	12,129,916
Daniel Gross	8,477,061	1,533,665	12,129,916

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The second proposal voted upon at the Annual Meeting was the ratification of the appointment of Liggett & Webb, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
21,179,282	783,414	177,946	—

Proposal 3 – Approval of an Amendment to our Certificate of Incorporation to Effect a Reverse Stock Split

The third proposal voted upon at the Annual Meeting was the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio not less than 1-for-3 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of our board of directors before May 21, 2020 without further approval or authorization of our stockholders. Our board of directors may alternatively elect to abandon such proposed amendment and not effect the reverse stock split authorized by our stockholders, in its sole discretion.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
18,525,582	3,400,027	215,033	—

Proposal 4 – Approval of an Amendment to our 2016 Equity Incentive Plan

The fourth proposal voted upon at the Annual Meeting was the approval of an amendment to our 2016 Equity Incentive Plan to increase the total number of shares of common stock reserved for issuance under the plan by 2,000,000 shares, or from 1,800,000 to 3,800,000.

At the Annual Meeting, the proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
7,133,891	2,799,755	77,080	12,129,916

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNWORKS, INC.

Date: August 13, 2019	By:	/s/ Charles F. Cargile
Charles F. Cargile Chief Executive Officer